MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 1999-1

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Collection Period                                       12/1/99-12/31/99
Determination Date                                             1/10/2000
Payment Date                                                   1/18/2000


Pool Balance

    1 .   Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                  $ 600,428,685.17

    2 .   Collections allocable to Principal                                                                 $  19,990,219.75

    3 .   Principal Returns                                                                                  $     168,781.96

    4 .   Purchase Amount allocable to Principal                                                             $           0.00

    5 .   Defaulted Contracts                                                                                $     146,119.77

                                                                                                             ----------------
                                                                                                             ----------------
    6 .   Pool Balance on the close of the last day of the Collection Period                                 $ 580,123,563.69
          (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

    7 .   Initial Pool Balance                                                                               $ 643,957,759.72

    8 .   Pool Factor                                                                                               0.9008721

                                                                                   Beginning                      End
    9 .   Portfolio Balances                                                       of Period                    of Period
                                                                                ---------------------------------------------
                                                                                ----------------------------------------------

          a.  Class A-1 Note Balance                                            $ 111,720,925.45             $  91,415,803.97
          b.  Class A-2 Note Balance                                            $ 208,650,000.00             $ 208,650,000.00
          c.  Class A-3 Note Balance                                            $ 178,900,000.00             $ 178,900,000.00
          d.  Class A-4 Note Balance                                            $  88,278,000.00             $  88,278,000.00
          e.  Certificate Balance                                               $  12,879,759.72             $  12,879,759.72
                                                                                ----------------             ----------------
                                                                                ----------------             ----------------
          f.  Total Portfolio Balance (sum a - e)                               $ 600,428,685.17             $ 580,123,563.69

   10 .   Pool Factors

          a.  Class A-1 Note Pool Factor                                               0.7196195                    0.5888297
          b.  Class A-2 Note Pool Factor                                               1.0000000                    1.0000000
          c.  Class A-3 Note Pool Factor                                               1.0000000                    1.0000000
          d.  Class A-4 Note Pool Factor                                               1.0000000                    1.0000000
          e.  Certificate Pool Factor                                                  1.0000000                    1.0000000
                                                                                 ---------------             ----------------
                                                                                 ---------------             ----------------
          f.  Aggregate Pool Factor                                                    0.9324038                    0.9008721

   11 .   Weighted Average Coupon                                                                            %          10.58%

   12 .   Weighted Average Original Term                                                                months          58.52

   13 .   Weighted Average Remaining Term                                                               months          44.37

Collections

   14 .   Finance Charge:

          a.  Collections allocable to Finance Charge                                                        $   5,506,600.52
          b.  Liquidation Proceeds allocable to Finance Charge                                               $           0.00
          c.  Purchase Amount allocable to Finance Charge                                                    $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Available Finance Charge Collections (sum a - c)                                               $   5,506,600.52

   15 .   Principal:
          a.  Collections allocable to Principal                                                                19,990,219.75
          b.  Liquidation Proceeds allocable to Principal                                                    $       1,013.86
          c.  Purchase Amount allocable to Principal                                                         $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Available Principal Collections (sum a - c)                                                    $  19,991,233.61

   16 .   Total Finance Charge and Principal Collections (14d + 15d)                                         $  25,497,834.13

   17 .   Interest Income from Collection Account                                                            $     179,610.90

                                                                                                             ----------------
                                                                                                             ----------------
   18 .   Available Funds (Ln16 + Ln17)                                                                      $  25,677,445.03

Required Payment Amount

   19 .   Total Servicing Fee
          a.  Monthly Servicing Fee                                                                          $     500,357.24
          b.  Amount Unpaid from Prior Months                                                                $           0.00
          c.  Amount Paid                                                                                    $     500,357.24
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Shortfall Amount (a + b - c)                                                                   $           0.00

   20 .   Noteholder Interest Amounts
          a.  Class A-1 Monthly Interest                                                                     $     654,451.87
          b.  Class A-1 Monthly Interest Carryover Shortfall                                                 $           0.00
          c.  Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Total Class A-1 Note Interest (sum a - c)                                                      $     654,451.87

          e.  Class A-2 Monthly Interest                                                                     $   1,274,967.42
          f.  Class A-2 Monthly Interest Carryover Shortfall                                                 $           0.00
          g.  Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          h.  Total Class A-2 Note Interest (sum a - c)                                                      $   1,274,967.42

          i.  Class A-3 Monthly Interest                                                                     $   1,007,803.33
          j.  Class A-3 Monthly Interest Carryover Shortfall                                                 $           0.00
          k.  Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          l.  Total Class A-3 Note Interest (sum a - c)                                                      $   1,007,803.33

          m.  Class A-4 Monthly Interest                                                                     $     506,127.20
          n.  Class A-4 Monthly Interest Carryover Shortfall                                                 $           0.00
          o.  Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          p.  Total Class A-4 Note Interest (sum a - c)                                                      $     506,127.20

          q.  Total Monthly Note Interest                                                                    $   3,443,349.82
          r.  Total Monthly Note Interest Carryover Shortfall                                                $           0.00
          s.  Total Interest Due on Monthly Note Interest Carryover Shortfall                                $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          t.  Total Note Interest (sum q - s)                                                                $   3,443,349.82

   21 .   Noteholder Principal Amounts
          a.  Class A-1 Monthly Note Principal                                                               $  20,305,121.48
          b.  Class A-2 Monthly Note Principal                                                               $           0.00
          c.  Class A-3 Monthly Note Principal                                                               $           0.00
          d.  Class A-4 Monthly Note Principal                                                               $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          e.  Total Monthly Note Principal                                                                   $  20,305,121.48

   22 .   Certificateholder Interest Amounts
          a.  Monthly Certificate Interest                                                                   $      76,419.91
          b.  Monthly Certificate Interest Carryover Shortfall                                               $           0.00
          c.  Interest Due on Monthly Certificate Interest Carryover Shortfall                               $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Total (sum a - c)                                                                              $      76,419.91

          e.  Total Certificate Interest                                                                     $      76,419.91

   23 .   Monthly Certificate Principal                                                                      $           0.00

   24 .   Required Payment Amount                                                                            $  24,325,248.45

Insurance Payment Amount

   25 .   Insurance Premium(s) Due
          a.  Current Amount Due                                                                             $      82,725.73
          b.  Overdue Premiums                                                                               $           0.00
          c.  Amount Paid                                                                                    $      82,725.73
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Shortfall Amount (a + b - c)                                                                   $           0.00

   26 .   Unreimbursed Insurance Payments
          a.  Current Amount Due                                                                             $           0.00
          b.  Interest                                                                                       $           0.00
          c.  Amount Paid                                                                                    $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          d.  Shortfall Amount (a + b - c)                                                                   $           0.00

   27 .   Insurance Payment Amount                                                                           $      82,725.73

Available Funds

   28 .   Available Funds                                                                                    $  25,677,445.03

   29 .   Reserve Account Draw Amount                                                                        $           0.00

   30 .   Policy Claim Amount                                                                                $           0.00

Collection Account Activity

   31 .   Deposits
          a.  Total Daily Deposits of Finance Charge Collections                                             $   5,506,600.52
          b.  Total Daily Deposits of Principal Collections                                                  $  19,991,233.61
          c.  Withdrawal from Reserve Account                                                                $           0.00
          d.  PolicynClaimmAmountance Policy                                                                             0.00
          e.  Interest Income                                                                                $     179,610.90
                                                                                                             ----------------
                                                                                                             ----------------
          f.  Total Deposits to Collection Account (sum a - e)                                               $  25,677,445.03

   32 .   Withdrawals
          a.  Servicing Fee                                                                                  $     500,357.24
          b.  Deposit to Note Payment Account for Monthly Note Interest/Principal                            $  23,748,471.30
          c.  Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $      76,419.91
          d.  Payments to Insurer for Insurance Premium                                                      $      82,725.73
          e.  Remibursement of Insurance Payments                                                            $           0.00
          f.  Deposit to Reserve Account                                                                     $           0.00
          g.  Payment to Seller of any remaining funds                                                       $   1,269,470.85
                                                                                                             ----------------
                                                                                                             ----------------
          h.  Total Withdrawals from Collection Account(sum a - g)                                           $  25,677,445.03

Note Payment Account Activity

   33 .   Deposits
          a.  Class A-1 Interest Distribution                                                                $     654,451.87
          b.  Class A-2 Interest Distribution                                                                $   1,274,967.42
          c.  Class A-3 Interest Distribution                                                                $   1,007,803.33
          d.  Class A-4 Interest Distribution                                                                $     506,127.20

          e.  Class A-1 Principal Distribution                                                               $  20,305,121.48
          f.  Class A-2 Principal Distribution                                                               $           0.00
          g.  Class A-3 Principal Distribution                                                               $           0.00
          h.  Class A-4 Principal Distribution                                                               $           0.00

          i.  Total Deposits to Note Payment Account (sum a - h)                                             $  23,748,471.30

   34 .   Withdrawals
          a.  Class A-1 Distribution                                                                         $  20,959,573.35
          b.  Class A-2 Distribution                                                                         $   1,274,967.42
          c.  Class A-3 Distribution                                                                         $   1,007,803.33
          d.  Class A-4 Distribution                                                                         $     506,127.20
                                                                                                             ----------------
                                                                                                             ----------------
          e.  Total Withdrawals from Note Payment Account (sum a - d)                                        $  23,748,471.30

Certificate Payment Account Activity

   35 .   Deposits
          a.  Certificate Interest Distribution                                                              $      76,419.91
          b.  Certificate Principal Distribution                                                             $           0.00
                                                                                                             ----------------
                                                                                                             ----------------
          c.  Total Deposits to Certificate Payment Account (sum a - b)                                      $      76,419.91

   36 .   Withdrawals
          a.  Certificate Distribution                                                                       $      76,419.91
                                                                                                             ----------------
                                                                                                             ----------------
          b.  Total Withdrawals from Certifiate Payment Account                                              $      76,419.91

Required Reserve Account Amount

      If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
      Amount is equal to the lesser of: (Ln37 or Ln38)

   37 .   Greater of: (a or b)
          a.  Percentage applicable times Pool Balance as of the last day
              of the prior Collection Period   (percentage applicable     =                3.75%         )   $  22,516,075.69
          b.  $6,439,577.60                                                                                  $   6,439,577.60

   38 .   Sum of Note Balance and Certificate Balance as of current Payment Date
          (after giving effect to all principal payments on current Payment Date)                            $ 580,123,563.69

      If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
      Amount is equal to the Required Reserve Account Increase Amount:

   39 .   Greater of: (a or b)
          a.  Percentage applicable times Pool Balance as of the last day
              of the prior Collection Period   (percentage applicable     =                7.50%         )   $  45,032,151.39
          b.  $12,879,155.19                                                                                 $  12,879,155.19

   40 .   Required Reserve Account Amount                                                                    $  22,516,075.69

Reserve Account Reconciliation

   41 .   Beginning Balance (as of Preceding Payment Date)                                                   $  23,142,963.48

   42 .   Investment Earnings                                                                                $     101,020.47

   43 .   Reserve Account Draw Amount                                                                        $           0.00

                                                                                                             ----------------
                                                                                                             ----------------
   44 .   Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                       $  23,243,983.95

   45 .   Deposit from Excess Available Funds                                                                $           0.00

   46 .   Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                       $     727,908.25

                                                                                                             ----------------
                                                                                                             ----------------
   47 .   Ending Balance (Ln44 + Ln45 - Ln46)                                                                $  22,516,075.69

   48 .   Reserve Account Deficiency (Ln40 - Ln47)                                                           $           0.00

Instructions to the Trustee

   49 .   Amount to be deposited from the Reserve Account into the Collection Account                        $           0.00

   50 .   Amount to be paid to Servicer from the Collection Account                                          $     500,357.24

   51 .   Amount to be deposited from the Collection Account into the Note Payment Account                   $  23,748,471.30

   52 .   Amount to be deposited from the Collection Account into the Certificate Payment Account            $      76,419.91

   53 .   Amount to be paid to Insurance Provider from the Collection Account                                $      42,657.24

   54 .   Amount to be deposited from the Collection Account into the Reserve Account                        $           0.00

   55 .   Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
          Exceeds Required Reserve Amount                                                                    $     727,908.25

   56 .   Amount to be paid to Seller from the Collection Account for any remaining Available Funds          $   1,269,470.85

   57 .   Amount to be paid to Class A-1 Noteholders from the Note Payment Account                           $  20,959,573.35

   58 .   Amount to be paid to Class A-2 Noteholders from the Note Payment Account                           $   1,274,967.42

   59 .   Amount to be paid to Class A-3 Noteholders from the Note Payment Account                           $   1,007,803.33

   60 .   Amount to be paid to Class A-4 Noteholders from the Note Payment Account                           $     506,127.20

   61 .   Amount to be paid to Certificateholders from the Certificate Payment Account                       $      76,419.91

Net Loss and Delinquency Activity

   62 .   Cummulative Net Losses                                                                             $     214,733.38

   63 .   Cumulative Net Loss Percentage
          a.  For the current Collection Period                                                              %        0.0333%
          b.  Has a Required Reserve Account Increase Event occurred?                                                      NO
          c.  Has a Cumulative Net Loss Trigger Event occurred?                                                            NO

   64 .   Delinquency Analysis                                                           Number of               Principal
                                                                                           Loans                  Balance
                                                                          ---------------------------------------------------
                                                                          ---------------------------------------------------

          a.  31 to 60 days past due                                                         628             $   5,914,374.00
          b.  61 to 90 days past due                                                          97             $     841,166.00
          c.  91 or more days past due                                                        68             $     594,764.00
                                                                          ---------------------------------------------------
                                                                          ---------------------------------------------------
          d.  Total (sum a - c)                                                              793                 7,350,304.00


   65 .   Delinquency Ratio including Repossessions
          a.  For the current Collection Period                                                              %        1.2242%
          b.  For the preceding Collection Period                                                            %        0.9721%
          c.  For the second preceding Collection Period                                                     %        0.0000%
          d.  Average Delinquency Ratio (average a - c)                                                      %        0.7321%
          e.  Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?                        NO
          f.  Has a Trigger Event occurred (greater than 5.25%)?                                                  NO


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 10th day of January, 2000.

CARMAX AUTO SUPERSTORES, INC.
==========================================================================
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As Servicer

By:           s/Philip J. Dunn
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Name:         Philip J. Dunn
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Title:        Treasurer and Assistant Secretary
              ------------------------------------------------------------